UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

1981 Marcus Avenue

Lake Success, New York 11042

(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 15, 2012, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2012 Annual Meeting of Stockholders. At the 2012 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of eight directors for terms of one year and until their successors are elected and qualified.

2.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2013.

3.	The advisory vote on the Company’s executive compensation (the Say on Pay Vote).

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2012 Annual Meeting:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	98,731,803	241,073	92,585	10,604,075
Richard J. Daly	98,730,695	258,859	75,907	10,604,075
Robert N. Duelks	98,785,452	200,143	79,866	10,604,075
Richard J. Haviland	98,534,470	455,090	75,901	10,604,075
Sandra S. Jaffee	98,755,484	240,812	69,165	10,604,075
Stuart R. Levine	98,776,563	223,961	64,937	10,604,075
Thomas J. Perna	98,787,031	207,250	71,180	10,604,075
Alan J. Weber	98,743,426	235,795	86,240	10,604,075

Proposal 2: Ratification of Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2013, was approved by the stockholders. The stockholders cast 109,207,205 votes in favor of this proposal and 365,054 votes against. There were 97,277 abstentions.

Proposal 3: Advisory Vote on the Company’s Executive Compensation (the Say on Pay Vote). The non-binding proposal on the Company’s executive compensation was approved by the stockholders. The stockholders cast 94,098,007 votes in favor of this proposal and 4,748,784 votes against. There were 218,670 abstentions and 10,604,075 broker non-votes.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the transcript of the Company’s 2012 Annual Meeting of Stockholders held on November 15, 2012.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Transcript of the 2012 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2012

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel and Secretary